UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 24, 2006 (February 23, 2006)
Arch Coal, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13105	43-0921172
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
CityPlace One
One CityPlace Drive, Suite 300
St. Louis, Missouri 63141
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (314) 994-2700
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit Index
Summary of the Salaries for the Named Executive Officers
Summary of Award Levels and Performance Goals
Form of Restricted Stock Unit Contract
Form of Performance Unit Contract

Item 1.01 Entry Into a Material Definitive Agreement.
     On February 23, 2006, upon the recommendation of the Personnel and Compensation Committee (the “Committee”), the Board of Directors of Arch Coal, Inc. (the “Company”) approved the following actions with regard to the compensation of the executive officers who will be named in the Summary Compensation Table of the Company’s 2006 Proxy Statement (the “2006 Named Executive Officers”):
     Base Salary. The Board of Directors approved the base salaries of the Company’s chief executive officer and other key executives in furtherance of the executive compensation objectives established by the Committee. In determining base salaries, the Committee considered overall company performance, individual performance, competitive compensation and target total compensation. A summary of the salaries for the 2006 Named Executive Officers for 2006 and 2005 is attached as Exhibit 10.1 hereto and is hereby incorporated by reference.
     Performance-Based Annual Incentive Awards. The Board of Directors approved performance-based annual incentive award payouts for 2005 for the 2006 Named Executive Officers under the Company’s Incentive Compensation Plan for Executive Officers (the “Incentive Plan”). For 2005, the Committee had established certain performance objectives for the 2006 Named Executive Officers based on adjusted earnings before interest, taxes, depreciation, and amortization (adjusted EBITDA), earnings per share (EPS), safety, and environmental compliance. In early 2005, the Committee had set target annual incentive awards, expressed as a percentage of base salary, for each key executive based on job responsibilities. For 2005, the Committee determined each participant’s annual incentive opportunity based on the participant’s potential to affect operations or profitability. Incentive award payments for the year could have ranged from zero to 200% of the target, based on the Company’s performance compared to the pre-established performance goals set by the Committee. The Committee may, in its discretion, adjust awards to recognize outstanding performance or achievement during the performance period. The amounts of the performance-based annual incentive award payouts for the 2006 Named Executive Officers for 2005 are as follows: Steven F. Leer — $257,400; John W. Eaves — $127,500; Robert J. Messey — $91,500; Robert G. Jones — $147,000; and C. Henry Besten — $135,000.
     On February 23, 2006, the Board of Directors approved the performance-based annual incentive award targets for 2006, expressed as a percent of base salary, for the 2006 Named Executive Officers based upon the achievement of performance goals. Incentive award payments may range from zero to 200% of the target, based on the Company’s performance compared to the pre-established performance goals set by the Committee. A copy of the Incentive Plan and a summary of the performance-based annual incentive award levels and performance objectives for the 2006 Named Executive Officers for 2006 are attached as Exhibit 10.2 and Exhibit 10.3 hereto and are hereby incorporated by reference.
     Grant of Restricted Stock Units. On February 23, 2006, the Board of Directors approved the award of the following restricted stock units to the 2006 Named Executive Officers: Mr. Leer — 3,150; Mr. Eaves — 1,900; Mr. Messey — 1,450; Mr. Jones — 1,300; and Mr. Besten — 1,150. In determining the number of restricted stock units to be awarded to 2006 Named Executive Officers, the Committee determined the percentage of executive officer compensation to be comprised of restricted stock unit awards. The Committee then determined the number of restricted stock units based on the average closing price of the Company’s common stock during the last 20 trading days of 2005. Restricted stock units vest ratably over a three-year period, with one-third vesting on each anniversary of the grant date. The grants of restricted stock units were made pursuant to the terms of the 1997 Stock Incentive Plan (the “1997 Plan”) and the terms of a Restricted Stock Unit Contract (the “RSU Award Agreement”). A copy of the 1997 Plan and the form of RSU Award Agreement are attached as Exhibit 10.4 and 10.5 hereto and are hereby incorporated by reference.
     Grant of Performance Units. The Board of Directors approved the award of the following performance units to the 2006 Named Executive Officers: Mr. Leer — 1,500,000; Mr. Eaves — 900,000; Mr. Messey — 670,000; Mr. Jones — 799,800; and Mr. Besten — 706,490. Performance units vest after three years and are tied to the Company’s performance against pre-established targets, including EBITDA growth compared to a peer group, safety performance and environmental performance. The Company determined the targeted payout amounts for the 2006 Named Executive Officers as a percentage of base salary. The actual payout under these awards may vary from zero to 200% of an executive’s targeted payout amount, based on the Company’s actual performance over the three-year performance period. The grants of performance units were made pursuant to the terms of the 1997 Plan and the terms of a Performance Unit Contract (the “Performance Unit Award Agreement”). A copy of the 1997

Plan and the form of Performance Unit Award Agreement are attached as Exhibit 10.4 and 10.6 hereto and are hereby incorporated by reference.
     Other Compensation Information. The 2006 Named Executive Officers may choose to defer receipt of any or all of their compensation under the Company’s deferred compensation plan for executive officers, a copy of which is attached as Exhibit 10.7 hereto and is hereby incorporated by reference. The Company will provide additional information regarding the compensation paid to the 2006 Named Executive Officers in the Company’s 2006 Proxy Statement, which is expected to be filed with the Securities and Exchange Commission in March 2006.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
     The following exhibits are attached hereto and filed herewith.

Exhibit
No.	Description
10.1 *	Summary of the salaries for the named executive officers of the registrant.

10.2 *	Arch Coal, Inc. Incentive Compensation Plan for Executive Officers (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by the registrant on February 28, 2005).

Exhibit
No.	Description
10.3 *	Summary of the award levels and performance goals for the named executive officers of the registrant.

10.4 *	Arch Coal, Inc. 1997 Stock Incentive Plan (as amended and restated on February 28, 2002) (incorporated herein by reference to Exhibit 10.1 to the registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2002).

10.5 *	Form of Restricted Stock Unit Contract.

10.6 *	Form of Performance Unit Contract.

10.7 *	Arch Coal, Inc. (formerly Arch Mineral Corporation) Deferred Compensation Plan (incorporated herein by reference to Exhibit 4.1 of the Registration Statement on Form S-8 (Registration No. 333-68131) filed by the registrant on December 1, 1998).

*	Denotes management contract or compensatory plan arrangements.

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2006	Arch Coal, Inc.

	By:	/s/ Robert G. Jones Robert G. Jones
Vice President — Law, General Counsel and Secretary

Exhibit Index

Exhibit
No.	Description
10.1 *	Summary of the salaries for the named executive officers of the registrant.

10.2 *	Arch Coal, Inc. Incentive Compensation Plan for Executive Officers (incorporated herein by reference to Exhibit 99.1 to the Current Report on Form 8-K filed by the registrant on February 28, 2005).

10.3 *	Summary of the award levels and performance goals for the named executive officers of the registrant.

10.4 *	Arch Coal, Inc. 1997 Stock Incentive Plan (as amended and restated on February 28, 2002) (incorporated herein by reference to Exhibit 10.1 to the registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2002).

10.5 *	Form of Restricted Stock Unit Contract.

10.6 *	Form of Performance Unit Contract.

10.7 *	Arch Coal, Inc. (formerly Arch Mineral Corporation) Deferred Compensation Plan (incorporated herein by reference to Exhibit 4.1 of the Registration Statement on Form S-8 (Registration No. 333-68131) filed by the registrant on December 1, 1998).

*	Denotes management contract or compensatory plan arrangements.